POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Small Cap Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Small Cap Fund, Inc., intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia.
Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Buffalo Small Cap Fund, Inc. and in the maintenance of such registrations.

                                 Larry D. Armel
                                Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


         /s/Kent W. Gasaway
         Kent W. Gasaway


Sworn to before me this 19th day of November, 1997.


         /s/Sandra A. Vinzant
         Sandra A. Vinzant, Notary Public
         County of Jackson, State of Missouri

         My commission expires April 20, 2001.

                  SANDRA A. VINZANT
                  Notary Public - Notary Seal
                  STATE OF MISSOURI
                  Jackson County
                  My Commission Expires:  April 20, 2001

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Small Cap Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Small Cap Fund, Inc., intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia.
Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Buffalo Small Cap Fund, Inc. and in the maintenance of such registrations.

                                 Larry D. Armel
                                Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


         /s/Stephen S. Soden
         Stephen S. Soden


Sworn to before me this 19th day of November, 1997.


         /s/Sandra A. Vinzant
         Sandra A. Vinzant, Notary Public
         County of Jackson, State of Missouri

         My commission expires April 20, 2001.

                  SANDRA A. VINZANT
                  Notary Public - Notary Seal
                  STATE OF MISSOURI
                  Jackson County
                  My Commission Expires:  April 20, 2001

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Small Cap Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Small Cap Fund, Inc., intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia.
Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Buffalo Small Cap Fund, Inc. and in the maintenance of such registrations.

                                 Larry D. Armel
                                Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 1997.


         /s/Thomas S. Case
         Thomas S. Case


Sworn to before me this 17th day of November, 1997.


         /s/Sandra A. Vinzant
         Sandra A. Vinzant, Notary Public
         County of Jackson, State of Missouri

         My commission expires April 20, 2001.

                  SANDRA A. VINZANT
                  Notary Public - Notary Seal
                  STATE OF MISSOURI
                  Jackson County
                  My Commission Expires:  April 20, 2001

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Small Cap Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Small Cap Fund, Inc., intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia.
Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Buffalo Small Cap Fund, Inc. and in the maintenance of such registrations.

                                 Larry D. Armel
                                Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


         /s/Francis C. Rood
         Francis C. Rood


Sworn to before me this 19th day of November, 1997.


         /s/Sandra A. Vinzant
         Sandra A. Vinzant, Notary Public
         County of Jackson, State of Missouri

         My commission expires April 20, 2001.

                  SANDRA A. VINZANT
                  Notary Public - Notary Seal
                  STATE OF MISSOURI
                  Jackson County
                  My Commission Expires:  April 20, 2001

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Small Cap Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Small Cap Fund, Inc., intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia.
Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Buffalo Small Cap Fund, Inc. and in the maintenance of such registrations.

                                 Larry D. Armel
                                Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


         /s/William H. Russell
         William H. Russell


Sworn to before me this 19th day of November, 1997.


         /s/Sandra A. Vinzant
         Sandra A. Vinzant, Notary Public
         County of Jackson, State of Missouri

         My commission expires April 20, 2001.

                  SANDRA A. VINZANT
                  Notary Public - Notary Seal
                  STATE OF MISSOURI
                  Jackson County
                  My Commission Expires:  April 20, 2001

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Buffalo Small Cap Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Buffalo Small Cap Fund, Inc., intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia.
Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Buffalo Small Cap Fund, Inc. and in the maintenance of such registrations.

                                 Larry D. Armel
                                Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 1997.


         /s/H. David Rybolt
         H. David Rybolt


Sworn to before me this 12th day of November, 1997.


         /s/Sandra A. Vinzant
         Sandra A. Vinzant, Notary Public
         County of Jackson, State of Missouri

         My commission expires April 20, 2001.

                  SANDRA A. VINZANT
                  Notary Public - Notary Seal
                  STATE OF MISSOURI
                  Jackson County
                  My Commission Expires:  April 20, 2001